Allocation of Pymt (To)/From Subs		Schedule 2 Page 1 of 5
1	% of Pymt Due
2	Annualization Factor
3	Environmental Tax
4	Quarter
Code:
Regular Tax	Potomac Capital Markets Corp.	Potomac Capital Joint Leasing	PCI Queensland	PCI Energy Corp.	Potomac Nevada Corp.	PCI Nevada Corp.	Potomac Nev. Leasing Corp.	Potomac Harmans Corp.	Potomac Nev. Invest. Corp.	Potomac Cap. Invest. Corp.	Potomac Air Leasing Corp.	American Energy Corp.	PCI-BT Investing
Regular Taxable Income
Tax Rate
Tax Expense (Benefit)
Tax Annualized
Percent of Tax Due

ES Pymt Required

Regular Taxable Income
Add: Adjustments
Dep MACRS > ADS
Adjusted Gain or Loss
Add: Preferences
ACE Adjustment @ 75%

ALT MIN Taxable Income
ALT MIN Tax Rate
ALT MIN Tax
Annualized ALT MIN Tax
Percent of Tax Due

Pymt Required

TMT/Regular Tax Liability
Excess TMT Companies
Consolidated AMT Allocation
Regular Estimated Tax

Tax Sharing Agreement
Step 1: Regular tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate regular Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with regular taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward

AMT
Tax Sharing Agreement
Step 1: AMT tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate AMT Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with AMT taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward
Overpayment (Allocated to profitable entities)

Net Payment <to> from Subs @ 4/15/05
Net Payment <to> from Subs @ 6/15/05
Net Payment <to> from Subs @ 9/15/05
Net Payment <to> from Subs @ 121505
Adjustment for Overpayment

Additional Payment <to> from Subs

Total Payment <to> from Subs

* Filed under request for confidential treatment pursuant to Rule 104(b) of the Public Utility Holding Company Act of 1935.

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Allocation of Pymt (To)/From Subs		Schedule 2 Page 2 of 5
1	% of Pymt Due
2	Annualization Factor
3	Environmental Tax
4	Quarter
Code:
Regular Tax	Edison Place LLC	Potomac Air Leasing Corp.	Potomac Equip. Leasing Corp.	Severn	Pepco Enterprises	Nextgatge	Edison Capital	Pepco Technologies	W.A. Chester	Pepco Communications	Pepco Energy Services Losses	Pepco Energy Services Income	Conectiv	Delmarva Power	Atlantic City Electric
Regular Taxable Income
Tax Rate
Tax Expense (Benefit)
Tax Annualized
Percent of Tax Due

ES Pymt Required

Regular Taxable Income
Add: Adjustments
Dep MACRS > ADS
Adjusted Gain or Loss
Add: Preferences
ACE Adjustment @ 75%

ALT MIN Taxable Income
ALT MIN Tax Rate
ALT MIN Tax
Annualized ALT MIN Tax
Percent of Tax Due

Pymt Required

TMT/Regular Tax Liability
Excess TMT Companies
Consolidated AMT Allocation
Regular Estimated Tax

Tax Sharing Agreement
Step 1: Regular tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate regular Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with regular taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward

AMT
Tax Sharing Agreement
Step 1: AMT tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate AMT Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with AMT taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward
Overpayment (Allocated to profitable entities)

Net Payment <to> from Subs @ 4/15/05
Net Payment <to> from Subs @ 6/15/05
Net Payment <to> from Subs @ 9/15/05
Net Payment <to> from Subs @ 121505
Adjustment for Overpayment

Additional Payment <to> from Subs

Total Payment <to> from Subs

* Filed under request for confidential treatment pursuant to Rule 104(b) of the Public Utility Holding Company Act of 1935.

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Allocation of Pymt (To)/From Subs		Schedule 2 Page 3 of 5
1	% of Pymt Due
2	Annualization Factor
3	Environmental Tax
4	Quarter
Code:
Regular Tax	PHI Operating Services Co.	DE Operating Services Co.	PHI Service Company	Conectiv Prop. & Inv.	Conectiv Mid Merit LLC	Conectiv Oper. Services Co.	DCTC Burney	Conectiv Energy Supply	Conectiv Del. Generation	ACE REIT	Conectiv Atl. Generaion	Conectiv Mid-Merit	Conectiv Energy Holding	Conectiv Bethlehem	Conectiv Plumbing
Regular Taxable Income
Tax Rate
Tax Expense (Benefit)
Tax Annualized
Percent of Tax Due

ES Pymt Required

Regular Taxable Income
Add: Adjustments
Dep MACRS > ADS
Adjusted Gain or Loss
Add: Preferences
ACE Adjustment @ 75%

ALT MIN Taxable Income
ALT MIN Tax Rate
ALT MIN Tax
Annualized ALT MIN Tax
Percent of Tax Due

Pymt Required

TMT/Regular Tax Liability
Excess TMT Companies
Consolidated AMT Allocation
Regular Estimated Tax

Tax Sharing Agreement
Step 1: Regular tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate regular Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with regular taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward

AMT
Tax Sharing Agreement
Step 1: AMT tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate AMT Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with AMT taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward
Overpayment (Allocated to profitable entities)

Net Payment <to> from Subs @ 4/15/05
Net Payment <to> from Subs @ 6/15/05
Net Payment <to> from Subs @ 9/15/05
Net Payment <to> from Subs @ 121505
Adjustment for Overpayment

Additional Payment <to> from Subs

Total Payment <to> from Subs

* Filed under request for confidential treatment pursuant to Rule 104(b) of the Public Utility Holding Company Act of 1935.

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Allocation of Pymt (To)/From Subs		Schedule 2 Page 4 of 5
1	% of Pymt Due
2	Annualization Factor
3	Environmental Tax
4	Quarter
Code:
Regular Tax	Conectiv Services	Conectiv Communications	Conectiv Penn. Generation	Pedrick General, Inc.	Atlantic Southern Prop.	Atlantic Generation	Vineland Limited, Inc.	Vineland General, Inc.	Binghamton Limited, Inc.	Binghamton General, Inc.	ATE Investment	Conectiv Solutions	Conectiv Thermal, Inc.	Atlantic Jersey Thermal Systems	ATS Operating Services Co.
Regular Taxable Income
Tax Rate
Tax Expense (Benefit)
Tax Annualized
Percent of Tax Due

ES Pymt Required

Regular Taxable Income
Add: Adjustments
Dep MACRS > ADS
Adjusted Gain or Loss
Add: Preferences
ACE Adjustment @ 75%

ALT MIN Taxable Income
ALT MIN Tax Rate
ALT MIN Tax
Annualized ALT MIN Tax
Percent of Tax Due

Pymt Required

TMT/Regular Tax Liability
Excess TMT Companies
Consolidated AMT Allocation
Regular Estimated Tax

Tax Sharing Agreement
Step 1: Regular tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate regular Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with regular taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward

AMT
Tax Sharing Agreement
Step 1: AMT tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate AMT Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with AMT taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward
Overpayment (Allocated to profitable entities)

Net Payment <to> from Subs @ 4/15/05
Net Payment <to> from Subs @ 6/15/05
Net Payment <to> from Subs @ 9/15/05
Net Payment <to> from Subs @ 121505
Adjustment for Overpayment

Additional Payment <to> from Subs

Total Payment <to> from Subs

* Filed under request for confidential treatment pursuant to Rule 104(b) of the Public Utility Holding Company Act of 1935.

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Allocation of Pymt (To)/From Subs		Schedule 2 Page 5 of 5
1	% of Pymt Due
2	Annualization Factor
3	Environmental Tax
4	Quarter
Code:
Regular Tax	Conectiv Penn Generation LLC	King Street Associates	Potomac Electric Power Co.	Total Subsidiaries	PEPCO Holdings	PEPCO Holdings	PEPCO Holdings	Consolidated	Income	Loss	Check	PHI	PHI
Regular Taxable Income					(Non-Acq. Debt)	(Acq. Debt)						(Acquisition Debt)	Non-Acquisition Debt)
Tax Rate
Tax Expense (Benefit)
Tax Annualized
Percent of Tax Due

ES Pymt Required

Regular Taxable Income
Add: Adjustments
Dep MACRS > ADS
Adjusted Gain or Loss
Add: Preferences
ACE Adjustment @ 75%

ALT MIN Taxable Income
ALT MIN Tax Rate
ALT MIN Tax
Annualized ALT MIN Tax
Percent of Tax Due

Pymt Required

TMT/Regular Tax Liability
Excess TMT Companies
Consolidated AMT Allocation
Regular Estimated Tax

Tax Sharing Agreement
Step 1: Regular tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate regular Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with regular taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward

AMT
Tax Sharing Agreement
Step 1: AMT tax allocated to companies w/Taxable Inc
Step 2: Allocation of excess separate AMT Tax Liability
Step 2A: Allocation of Non Acquistion Debt
Step 3: Allocation to companies with AMT taxable losses

Total Tax by entity

Carryforward NOL
Utilization of NOL
Utilization of NOL (Non-Acq Debt)
Balance of NOL

Total Tax Due by Entity after NOL Carryforward
Overpayment (Allocated to profitable entities)

Net Payment <to> from Subs @ 4/15/05
Net Payment <to> from Subs @ 6/15/05
Net Payment <to> from Subs @ 9/15/05
Net Payment <to> from Subs @ 121505
Adjustment for Overpayment

Additional Payment <to> from Subs

Total Payment <to> from Subs

* Filed under request for confidential treatment pursuant to Rule 104(b) of the Public Utility Holding Company Act of 1935.

___________________________________________________________________________________________________________________________________________________________________________________________________________________________________